OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2015
Other Assets [Abstract]
Schedule of Other Assets [Table Text Block]
The components of other assets follow:

	December 31,
	2015	2014
Disputed tax assessments:[a]
Cerro Verde	$254	$232
PT-FI	209	279
Intangible assets[b]	317	334
Investments:
Assurance bond[c]	118	115
PT Smelting[d]	112	107
Available-for-sale securities	47	46
Other	50	48
Long-term receivable for taxes[e]	252	63
Long-lead equipment	187	43
Legally restricted funds[f]	171	172
Deferred drillship costs	81	113
Rio Tinto's share of ARO	49	50
Other	142	139
Total other assets	$1,989	$1,741

a.	Refer to Note 12 for further discussion.

b.	Intangible assets were net of accumulated amortization totaling $61 million at December 31, 2015, and $62 million at December 31, 2014.

c.	Relates to PT-FI's commitment for smelter development in Indonesia (refer to Note 13 for further discussion).

d.
FCX's 25 percent ownership in PT Smelting (smelter and refinery in Gresik, Indonesia) is recorded using the equity method. Amounts were reduced by unrecognized profits on sales from PT-FI to PT Smelting totaling $14 million at December 31, 2015, and $24 million at December 31, 2014. Trade accounts receivable from PT Smelting totaled $160 million at December 31, 2015, and $182 million at December 31, 2014.

e.	Includes tax overpayments and refunds not expected to be realized within the next 12 months (primarily at PT-FI and Cerro Verde).

f.	Includes $169 million at December 31, 2015, and $168 million at December 31, 2014, for AROs related to properties in New Mexico (refer to Note 12 for further discussion).